Investments in Unconsolidated Affiliates - Equity Method Investment Summarized Financial Information, Balance Sheet (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Current assets	$ 182	$ 129
Long-term assets	2,678	1,288
Current liabilities	(276)	(75)
Long-term liabilities	(37)	(43)
Net assets	$ 2,547	$ 1,299